INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2015
INTANGIBLE ASSETS
INTANGIBLE ASSETS

8. INTANGIBLE ASSETS

        The gross carrying amount and accumulated amortization of intangible assets were as follows (dollars in millions):

	December 31, 2015			December 31, 2014
	Carrying Amount	Accumulated Amortization	Net	Carrying Amount	Accumulated Amortization	Net
Patents, trademarks and technology	$369	$327	$42	$371	$328	$43
Licenses and other agreements	38	22	16	37	19	18
Non-compete agreements	3	2	1	4	2	2
Other intangibles	89	62	27	94	61	33

Total	$499	$413	$86	$506	$410	$96

        Amortization expense was $8 million, $19 million and $21 million for the years ended December 31, 2015, 2014 and 2013, respectively.

        Our estimated future amortization expense for intangible assets over the next five years is as follows (dollars in millions):

Year ending December 31,
2016	$12
2017	9
2018	9
2019	9
2020	9